SEE REVERSE SIDE FOR RESTRICTIVE LEGEND

Number **CS–** _____

__________ Shares

Par Value $0.0001 Per Share

SLCA II, INC.

A Delaware Corporation

This certifies that ____________________ is the record holder of ____________________ (__________) shares of Common Stock of SLCA II, Inc., a Delaware corporation (the "Company"), transferable only on the books of the Company by the holder, in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, to all of which the holder of this certificate, by acceptance hereof, assents.

A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officers on __________.

____
[Officer], Secretary

____
[Officer], President

FOR VALUE RECEIVED ______________________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO ______________________________________ ______________________ SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ______________________

____
(SIGNATURE)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.